Acquisitions	12 Months Ended
Dec. 31, 2021
Business Combination and Asset Acquisition [Abstract]
Acquisitions	Acquisitions
Puget Sound Refinery
On May 4, 2021, our wholly owned subsidiary, HollyFrontier Puget Sound Refining LLC, entered into a sale and purchase agreement with Shell to acquire the Puget Sound Refinery. The acquisition closed on November 1, 2021 for aggregate cash consideration of $624.3 million, which consists of a base cash purchase price of $350.0 million, hydrocarbon inventory of $277.9 million and other closing adjustments and accrued liabilities of $3.6 million (the “Puget Sound Acquisition”).

This transaction was accounted for as a business combination, using the acquisition method, with the aggregate cash consideration allocated to the acquisition date fair value of assets and liabilities acquired.

In connection with the Puget Sound Acquisition, we incurred $12.2 million of acquisition and integration costs during the year ended December 31, 2021, which are included in selling, general and administrative expenses on the consolidated statement of operations.
The following summarizes the Puget Sound Refinery fair value of assets acquired and liabilities assumed on November 1, 2021:

(In thousands)
Assets Acquired
Inventories: Crude oil and refined products	$277,887
Inventories: Materials, supplies and other	21,460
Properties, plants and equipment (1)	394,237
Other assets	10,400
Total assets acquired	$703,984

Liabilities Assumed
Accrued and other current liabilities (1)	$12,524
Other long-term liabilities (1)	67,128
Total liabilities assumed	79,652
Net assets acquired	$624,332

(1)Properties, plant and equipment include $61.5 million of financing lease ROU assets. Current and noncurrent financing lease liabilities were $7.9 million and $53.6 million, respectively.

The fair value measurements for properties, plants and equipment were based on significant inputs that are not observable in the market and, therefore, represent Level 3 measurements.

The fair value of properties, plants and equipment was based on the combination of the cost and market approaches. Key assumptions in the cost approach include determining the replacement cost by evaluating recent published data and adjusting replacement cost for economic and functional obsolescence. We used the market approach to measure the value of certain assets through an analysis of recent sales or offerings of comparable properties. The fair value of crude oil and refined products inventory was based on market prices as of the acquisition date.

Our consolidated financial and operating results reflect the Puget Sound Refinery operations beginning November 1, 2021. Our results of operations include revenue and loss from operations of $603.1 million and $8.3 million, respectively, for the period from November 1, 2021 through December 31, 2021 related to these operations.

The following unaudited pro forma combined condensed financial data for the years ended December 31, 2021 and 2020 was derived from our historical financial statements giving effect to the Puget Sound Acquisition as if it had occurred on January 1, 2020. The below information reflects pro forma adjustments based on available information and certain assumptions that we believe are reasonable, including the depreciation of the Puget Sound Refinery’s fair-valued properties, plants and equipment and the estimated tax impacts of the pro forma adjustments.

Additionally, pro forma earnings include certain non-recurring charges, the substantial majority of which consist of transaction costs related to financial advisors, legal advisors, financial advisory and professional accounting services.

The pro forma results of operations do not include any cost savings or other synergies that may result from the Puget Sound Acquisition. The pro forma combined condensed financial data has been included for comparative purposes only and is not necessarily indicative of the results that might have occurred had the Puget Sound Acquisition taken place on January 1, 2020 and is not intended to be a projection of future results.

	Years Ended December 31,
	2021	2020
	(In thousands)
Sales and other revenues	$21,476,142	$13,183,620
Net income (loss) attributable to HollyFrontier stockholders	$601,210	$(802,234)
The following pro forma information for the years ended December 31, 2021 and 2020 presents the revenues and operating income (loss) for our Refining segment assuming the Puget Sound Acquisition had occurred on January 1, 2020.

	Years Ended December 31,
	2021	2020
	(In thousands)
Sales and other revenues	$19,445,558	$11,539,166
Income (loss) from operations	$509,450	$(934,061)

Sinclair
HFC Transactions: On August 2, 2021, HollyFrontier, Hippo Parent Corporation, a wholly owned subsidiary of HollyFrontier (“New Parent”), Hippo Merger Sub, Inc., a wholly owned subsidiary of New Parent (“Parent Merger Sub”), The Sinclair Companies (“Sinclair”), and Hippo Holding LLC, a wholly owned subsidiary of Sinclair (the “Target Company”), entered into a business combination agreement (the “Business Combination Agreement”). Pursuant to the Business Combination Agreement, HollyFrontier will acquire the Target Company by effecting (a) a holding company merger in accordance with Section 251(g) of the Delaware General Corporation Law whereby HollyFrontier will merge with and into Parent Merger Sub, with HollyFrontier surviving such merger as a direct wholly owned subsidiary of New Parent (the “HFC Merger”) and (b) immediately following the HFC Merger, a contribution whereby Sinclair will contribute all of the equity interests of the Target Company to New Parent in exchange for shares of New Parent, resulting in the Target Company becoming a direct wholly owned subsidiary of New Parent (the “Sinclair Oil Acquisition” and together with the HFC Merger, the “HFC Transactions”).

Under the terms of the Business Combination Agreement, at the effective time of the HFC Merger, (a) each share of common stock of HollyFrontier, par value $0.01 per share, will be automatically converted into one share of common stock of New Parent, par value $0.01 per share (“New Parent Common Stock”) and (b) immediately thereafter, Sinclair will contribute the equity interests in the Target Company to New Parent in exchange for 60,230,036 shares of New Parent Common Stock, subject to adjustment if, as a condition to obtaining antitrust clearance for the Sinclair Transactions (as defined below), HollyFrontier agrees to divest certain Woods Cross Refinery assets and the sales price for such assets does not exceed a threshold provided in the Business Combination Agreement.

On a pro forma basis following the closing, Sinclair is expected to own 26.75% of the outstanding common stock of New Parent, and HollyFrontier’s current stockholders are expected to hold in the aggregate 73.25% of the outstanding common stock of New Parent, based on HollyFrontier’s outstanding shares of common stock as of July 30, 2021.

Consummation of the HFC Transactions is subject to satisfaction or waiver of certain customary conditions, including, among others, the satisfaction of certain required regulatory consents and approvals, including the expiration or termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act (the “HSR Act”); and the consummation of the HEP Transactions (as defined below), which will occur immediately prior to the HFC Transactions (the HEP Transactions, together with the HFC Transactions, the “Sinclair Transactions”). On August 23, 2021, each of HollyFrontier and Sinclair filed its respective premerger notification and report regarding the Sinclair Transactions with the U.S. Department of Justice and the U.S. Federal Trade Commission (the “FTC”) under the HSR Act. On September 22, 2021, HollyFrontier and Sinclair each received a request for additional information and documentary material (“Second Request”) from the FTC in connection with the FTC’s review of the Sinclair Transactions. Issuance of the Second Request extends the waiting period under the HSR Act until 30 days after both HollyFrontier and Sinclair have substantially complied with the Second Request, unless the waiting period is terminated earlier by the FTC or the parties otherwise commit not to close the Sinclair Transactions for some additional period of time. HollyFrontier and Sinclair are cooperating with the FTC staff in its review and are working diligently to satisfy the closing conditions as soon as possible.

The Business Combination Agreement automatically terminates if the HEP Transactions are terminated and contains other customary termination rights. In the event that certain events occur under specified circumstances outlined in the Business Combination Agreement, HollyFrontier could be required to pay Sinclair a termination fee equal to $200 million or $35 million as reimbursement for expenses.
Upon closing of the Sinclair Transactions, HollyFrontier’s existing senior management team will operate the combined company. Under the definitive agreements, Sinclair will be granted the right to nominate two directors to the New Parent board of directors at the closing. The Sinclair stockholders have also agreed to certain customary lock up, voting and standstill restrictions, as well as customary registration rights, for the New Parent Common Stock to be issued to the stockholders of Sinclair. The new company will be headquartered in Dallas, Texas, with combined business offices in Salt Lake City, Utah. Following the consummation of the HFC Merger, New Parent will assume HollyFrontier’s listing on the New York Stock Exchange and will be renamed “HF Sinclair Corporation”.

HEP Transactions: On August 2, 2021, HEP, Sinclair, and Sinclair Transportation Company, a wholly owned subsidiary of Sinclair (“STC”), entered into a contribution agreement (the “Contribution Agreement”) pursuant to which the Partnership will acquire all of the outstanding shares of STC in exchange for 21 million newly issued common limited partner units of HEP and cash consideration equal to $325 million (the “HEP Transactions”).

The cash consideration for the HEP Transactions is subject to customary adjustments at closing for working capital of STC. The number of HEP common limited partner units to be issued to Sinclair at closing is subject to downward adjustment if, as a condition to obtaining antitrust clearance for the Sinclair Transactions, HEP agrees to divest a portion of its equity interest in UNEV Pipeline, LLC and the sales price for such interests does not exceed the threshold provided in the Contribution Agreement.

The Contribution Agreement contains customary representations, warranties and covenants of HEP, Sinclair and STC. The HEP Transactions are expected to close in 2022, subject to the satisfaction or waiver of certain customary conditions, including, among others, the receipt of certain required regulatory consents and approvals, including the expiration or termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act, and the consummation of the HFC Transactions.

The Contribution Agreement automatically terminates if the HFC Transactions are terminated and contains other customary termination rights, including a termination right for each of the Partnership and Sinclair if, under certain circumstances, the closing does not occur by May 2, 2022 (the “Outside Date”), except that the Outside Date can be extended by either party by up to two 90 day periods to obtain any required antitrust clearance.

Upon closing of the HEP Transactions, HEP’s existing senior management team will continue to operate HEP. Under the definitive agreements, Sinclair will be granted the right to nominate one director to the HEP board of directors at the closing. The Sinclair stockholders have also agreed to certain customary lock up restrictions and registration rights for the HEP common limited partner units to be issued to the stockholders of Sinclair. HEP will continue to operate under the name Holly Energy Partners, L.P.

On August 2, 2021, in connection with the Sinclair Transactions, HEP and HollyFrontier entered into a Letter Agreement (“Letter Agreement”) pursuant to which, among other things, HEP and HollyFrontier agreed, upon the consummation of the Sinclair Transactions, to enter into amendments to certain of the agreements by and among HEP and HollyFrontier, including the master throughput agreement, to include within the scope of such agreements the assets to be acquired by HEP pursuant to the Contribution Agreement.

In addition, the Letter Agreement provides that if, as a condition to obtaining antitrust clearance for the Sinclair Transactions, HollyFrontier enters into a definitive agreement to divest its Woods Cross Refinery, then HEP would sell certain assets located at, or relating to, the Woods Cross Refinery to HollyFrontier in exchange for cash consideration equal to $232.5 million plus the certain accounts receivable of HEP in respect of such assets, with such sale to be effective immediately prior to the closing of the sale of the Woods Cross Refinery by HollyFrontier. The Letter Agreement also provides that HEP’s right to future revenues from HollyFrontier in respect of such Woods Cross Refinery assets will terminate at the closing of such sale.

Sonneborn
On November 12, 2018, we entered into an equity purchase agreement to acquire Sonneborn. The acquisition closed on February 1, 2019. Aggregate consideration totaled $701.6 million and consisted of $662.7 million in cash paid at acquisition, net of cash acquired. Sonneborn is a producer of specialty hydrocarbon chemicals such as white oils, petrolatums and waxes with manufacturing facilities in the United States and Europe.
This transaction was accounted for as a business combination using the acquisition method of accounting, with the purchase price allocated to the fair value of the acquired Sonneborn assets and liabilities as of the February 1, 2019 acquisition date, with the excess purchase price recorded as goodwill. This goodwill was assigned to our Lubricants and Specialty Products segment and is not deductible for income tax purposes.

Fair values were as follows: cash and cash equivalents $38.9 million, current assets $139.4 million, properties, plants and equipment $168.2 million, goodwill $282.3 million, intangibles and other noncurrent assets $231.5 million, current liabilities $47.9 million and deferred income tax and other long-term liabilities $110.8 million.

Intangibles included customer relationships, trademarks, patents and technical know-how totaling $214.6 million that are being amortized on a straight-line basis over a 12-year period.

Our consolidated financial and operating results reflect the Sonneborn operations beginning February 1, 2019. Our results of operations include revenue and income before income taxes of $340.3 million and $5.1 million, respectively, for the period from February 1, 2019 through December 31, 2019 related to these operations.